Exhibit 99.1

Basic Energy Services Commences Private Exchange Offer and Consent Solicitation

FORT WORTH, Texas—November 5, 2020—Basic Energy Services, Inc. (OTCQX: BASX) (“Basic” or the “Company”) today announced that it is commencing a private exchange offer (the “Exchange Offer”) with respect to its 10.75% Senior Secured Notes due 2023 (the “Existing Notes”) and related rights offering (the “Rights Offering”) and consent solicitation (the “Consent Solicitation”).

Pursuant to the Exchange Offer, Basic is offering to issue, in a private offering to eligible noteholders, new 11.00% Senior Secured Notes due 2025 (the “New Notes”) in exchange for the Existing Notes. The aggregate maximum principal amount of New Notes to be issued in the Exchange Offer is limited to $80.0 million (the “New Notes Cap”). The New Notes will at issuance be fully and unconditionally guaranteed on a joint and several basis by each of Basic’s domestic subsidiaries, other than certain subsidiaries that engage in no activities other than in connection with the financing of accounts receivable, and will be secured by liens, junior only to the liens securing the New Super Priority Notes and certain other obligations, on substantially all of the property and assets of the Company and the subsidiary guarantors other than the assets that secure the obligations of the Company and the guarantors under the Company’s ABL credit agreement.

Pursuant to the Rights Offering, Basic is offering, in a private offering to eligible noteholders who validly tender their Existing Notes on or prior to the Early Deadline (as defined herein), the right to subscribe (each, a “Subscription Right”) to purchase its pro rata portion of 9.75% Super Priority Lien Senior Secured Notes due 2025 in an aggregate principal amount of $20.0 million (the “New Super Priority Notes”) to be issued by Basic. The New Super Priority Notes will at issuance be fully and unconditionally guaranteed on a joint and several basis by each of Basic’s domestic subsidiaries, that guarantees the New Notes, and will be secured by first priority liens subject to limited exceptions on all of the property and assets of the Company and the subsidiary guarantors that secure the New Notes. Ascribe Investments III LLC (“Ascribe”) has provided a commitment to purchase $15.0 million aggregate principal amount of the New Super Priority Notes not otherwise validly subscribed and paid for pursuant to the Rights Offering. As consideration for its commitment, Ascribe shall be entitled to receive a commitment cash premium of 1.25% of the aggregate principal amount of the New Super Priority Notes issued to it. Each eligible holder that participates in the Rights Offering will also receive a commitment cash premium of 1.25% of the aggregate principal amount of the New Super Priority Notes issued to such holder. Neither Ascribe nor any participating holders will be entitled to the commitment cash premium if the Exchange Offer is not completed.

The following table set forth certain terms of the Exchange Offer:

			Principal Amount of New Notes(1)
CUSIP Number and ISIN of Existing Notes	Title of Existing Notes	Principal Amount of Existing Notes Outstanding	Early Exchange Consideration if Tendered prior to the Early Deadline	Exchange Consideration if Tendered after the Early Deadline
CUSIP: 06985PAN0 / U06858AG6 ISIN: US06985PAN06 / USU06858AG62)	10.75% Senior Secured Notes due 2023	$300,000,000	$400 principal amount of New Notes.	$350 principal amount of New Notes.

(1)	For each $1,000 principal amount of Existing Notes, as applicable.

The Exchange Offer, Rights Offering and Consent Solicitation are being made upon the terms and conditions set forth in the Confidential Offering Memorandum dated November 5, 2020 (the “Offering Memorandum”), copies of which will be made available to holders of the Existing Notes eligible to participate in the Exchange Offer. The Exchange Offer and Consent Solicitation will expire at 11:59 p.m., New York City time, on December 4, 2020, unless such date is extended or earlier terminated (such date and time, as they may be extended, the “Expiration Time”). Eligible holders that validly tender their Existing Notes and do not validly withdraw such Existing Notes at or prior to 5:00 p.m., New York City time, on November 19, 2020 (such date and time, as it may be extended, the “Early Deadline”) will receive the Early Exchange Consideration for the applicable Existing Notes accepted in the Exchange Offer. “Early Exchange Consideration” means, for each $1,000 principal amount of Existing Notes validly tendered by the eligible holder and accepted by Basic, the consideration set forth in the table above under the heading “Early Exchange Consideration if Tendered prior to the Early Deadline.” Eligible holders who validly tender Existing Notes after the Early Deadline, but prior to the Expiration Time, will receive the consideration set forth in the table above under the column heading “Exchange Consideration if Tendered after the Early Deadline” (the “Exchange Consideration”). In each case, the consideration received will be subject to the New Notes Cap and, if applicable, proration. If the aggregate principal amount of the New Notes required to exchange all Existing Notes validly tendered and not validly withdrawn at or prior to the Early Deadline exceeds the New Notes Cap, then holders who validly tender their Existing Notes after the Early Deadline will not have their Existing Notes accepted in the Exchange Offer.

In addition to the Early Exchange Consideration or the Exchange Consideration, as applicable, Basic will pay in the form of New Notes (rounded down to the nearest $1,000) accrued and unpaid interest on the Existing Notes accepted for exchange in the Exchange Offer from the last interest payment date to, but not including, the applicable Settlement Date (as defined herein) (subject to the right of holders on the relevant record date to receive interest due on the relevant interest payment date).

Tendered Existing Notes may not be withdrawn and consents may not be revoked after 5:00 p.m., New York City time, on November 19, 2020, except as required by applicable law; provided that consents cannot be withdrawn after the Consent Effective Date (i.e., promptly upon the receipt of Requisite Consents) and consents may be revoked only by validly withdrawing the associated tendered Existing Notes. Basic reserves the right to terminate, withdraw, amend or extend the Exchange Offer, Rights Offering and Consent Solicitation at any time and for any reason, subject to the terms and conditions set forth in the Offering Memorandum.

Upon the terms and subject to the conditions of the Exchange Offer, the settlement date for the Exchange Offer will occur promptly after the Expiration Time (the “Final Settlement Date”) and is expected to occur on December 9, 2020. Basic may elect, in its sole discretion, to settle the Exchange Offer and issue the New Notes with respect to such Existing Notes validly tendered at or prior to the Early Deadline (and not validly withdrawn) at any time after the Early Deadline and at or prior to the Expiration Time (the “Early Settlement Date” and, together with the Final Settlement Date, the “Settlement Dates”). Such Early Settlement Date will be determined at Basic’s option and, if Basic elects to have an Early Settlement Date, Basic expects that it would occur on or after November 30, 2020, subject to the satisfaction or waiver by Basic of all the conditions to the Exchange Offer.

Basic’s obligation to accept and exchange the Existing Notes validly tendered pursuant to the Exchange Offer is subject to customary conditions, as set forth in the Offering Memorandum, including a minimum tender condition of 66-2/3% in aggregate principal amount of the Existing Notes.

Concurrently with the Exchange Offer, Basic is soliciting the consents of eligible holders of the Existing Notes to amend the indenture governing the Existing Notes and the related security documents to (1) eliminate substantially all of the covenants, restrictive provisions and events of default and to release the existing subsidiary guarantees of the Existing Notes, (2) modify the description of the secured obligations under the security documents to reflect the refinancing of the Existing Notes with the New Notes and (3) cause the Existing Notes remaining outstanding after the Settlement Date to be unsecured, without the benefit of any liens on the collateral (the “Proposed Amendments”). The consents of eligible holders representing at least 66-2/3% of the aggregate principal amount of the Existing Notes outstanding will be required (the “Requisite Consents”) in order to adopt the Proposed Amendments to the indenture and security documents.

Each eligible holder who validly tenders Existing Notes will be deemed to have delivered consents with respect to the aggregate principal amount of such tendered Existing Notes, to the Proposed Amendments. Eligible holders may not deliver consents without tendering their Existing Notes and may not tender their Existing Notes without delivering consents.

This press release is issued pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”). This press release is neither an offer to sell nor the solicitation of an offer to buy the New Notes, the New Super Priority Notes, the Subscription Rights or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. The New Notes, the New Super Priority Notes and the Subscription Rights have not been, and will not be, registered under the Securities Act or any state securities laws, or the securities laws of any other jurisdiction and may not be offered or sold in the United Stated absent registration or an applicable exemption from registration requirements. The Exchange Offer and Rights Offering, and the offering of the New Notes, the New Super Priority Notes and the Subscription Rights, are being made only (1) to persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act, in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act.

The Exchange Offer, Rights Offering and Consent Solicitation are being made only pursuant to the Offering Memorandum. The Offering Memorandum and other documents relating to the Exchange Offer, Rights Offering and Consent Solicitation will be distributed only to eligible holders. The Exchange Offer is not being made to holders of Existing Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Notes, the New Super Priority Notes and the Subscription Rights have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Memorandum. None of Basic, the dealer manager, the solicitation agent, the exchange agent, the information agent or any trustee (or its agents) of the Existing Notes, the New Notes or the New Super Priority Notes makes any recommendation as to whether holders of Existing Notes should participate in the Exchange Offer or the Rights Offering or consent to the Proposed Amendments.

Holders who desire a copy of the eligibility letter should contact D.F. King & Co., Inc., the information agent for the Exchange Offer and Consent Solicitation, at (800) 431-9646 (U.S. Toll-free) or email at basicenergy@dfking.com. Banks and brokers should call (212) 269-5550. The eligibility letter may also be found here: www.dfking.com/basicenergy. D.F. King & Co., Inc. will provide copies of the Offering Memorandum to eligible holders.

There are no registration rights associated with the New Notes or the New Super Priority Notes, and Basic has no intention to offer to exchange the New Notes or New Super Priority Notes for notes registered under the Securities Act or to file a registration statement with respect to the New Notes or the New Super Priority Notes.

The New Notes and the New Super Priority Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (“EEA”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive 2002/92/EC (as amended, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in 2017/1129/EC (as amended or superseded, the “Prospectus Regulation”). Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes and the New Super Priority Notes or otherwise making them available to retail investors in the EEA or in the United Kingdom has been prepared and therefore offering or selling the New Notes or the New Super Priority Notes or otherwise making them available to any retail investor in the EEA or in the United Kingdom may be unlawful under the PRIIPS Regulation. This press release, the Offering Memorandum and any other documents or materials relating to the Exchange Offer, Rights Offering and Consent Solicitation have been prepared on the basis that any offer of the New Notes or the New Super Priority Notes in any member state of the EEA or in the United Kingdom will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus for offers of notes. The Offering Memorandum is not a prospectus for the purposes of the Prospectus Regulation.

This press release, the Offering Memorandum and any other documents or materials relating to the Exchange Offer, Rights Offering and Consent Solicitation may only be communicated to persons in the United Kingdom in circumstances where Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”) does not apply. Accordingly, this press release and the Offering Memorandum are only for circulation to (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the FSMA (Financial Promotion) Order 2005, as amended (the “Order”), (iii) high net worth entities, and other persons to whom the communication may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order or (iv) persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the communication may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to for purposes of this paragraph as “relevant persons”). The New Notes and the New Super Priority Notes will only be available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes and New Super Priority Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents and may not participate in the Exchange Offer.

Safe Harbor Statement

This release includes “forward-looking statements” within the meaning of the federal and securities laws. Forward-looking statements are not statements of historical fact and reflect Basic’s current views about future events. The words “believe,” “estimate,” “expect,” “anticipate,” “project,” “intend,” “seek,” “could,” “should,” “may,” “potential” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Although Basic believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions and estimates, certain risks and uncertainties could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release. These risks and uncertainties include, without limitation, our ability to successfully execute, manage and integrate acquisitions, including the recent acquisition of C&J Well Services, Inc., reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital, volatility in commodity prices for crude oil, including the recent significant decline in oil prices, and natural gas, local and global impacts of the COVID-19 virus, and the negative impacts of the delisting of the Company’s common stock from the NYSE. Additional important risk factors that could cause actual results to differ materially from expectations are disclosed in Item 1A of the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. While Basic makes these statements and projections in good faith, neither Basic nor its management can guarantee that the transactions will be consummated or that anticipated future results will be achieved. Any forward-looking statement speaks only as of the date on which such statement is made and Basic assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by Basic, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Trey Stolz

Director of Financial Planning & Analysis

Basic Energy Services, Inc.

817-334-4100